                                                                  EXHIBIT 99.(a)

                                  AmerUs Bank
                          Consolidated Balance Sheet
                                   30-Jun-98
                                (in thousands)


ASSETS                                                  (UNAUDITED)
------                                                  -----------
Cash and due from banks                                      34,031
Interest-bearing deposits                                     4,273
Mortgage-backed and other securities
    held to maturity                                              -
Mortgage-backed and other securities
    available for sale                                      123,601
Federal Home Loan Bank stock                                 13,182
Loans available for sale:
    Consumer                                                 11,032
    Real Estate                                              19,052
Loans and leases held to maturity:
    Consumer                                                480,724
    Real Estate                                             567,318
    Commercial                                                2,279
    Leases                                                   13,721
                                                        -----------
Total Loans and Leases                                    1,094,126
Allowance for credit losses                                  (7,853)
Unearned income                                              (3,120)
                                                        -----------
  Net loans and leases                                    1,083,153
Real estate inventory, net                                    4,446
Premises and equipment, net                                  18,377
Other assets                                                 31,726
                                                        -----------
Total Assets                                              1,312,789
                                                        ===========

LIABILITIES AND STOCKHOLDER'S EQUITY
------------------------------------
LIABILITIES:
    Checking                                                105,316
    Savings                                                  28,699
    Money Markets                                           214,889
    Certificates of Deposit                                 444,068
    Wholesale Deposits                                      164,652
                                                        -----------
Total Deposits                                              957,624
Advances from the Federal Home Loan Bank                    215,525
Notes payable and other debt                                  7,352
Accrued expenses and other liabilities                       25,033
Income taxes payable                                          2,188
                                                        -----------
        Total Liabilities                                 1,207,722
                                                        -----------

STOCKHOLDER'S EQUITY:
Common stock                                                      3
Additional paid in capital                                   44,929
Net unrealized gain (loss) on securities                     (1,240)
Retained earnings                                            61,375
                                                        -----------
       Total stockholder's equity                           105,067
                                                        -----------
Total Liabilities and Stockholder's Equity                1,312,789
                                                        ===========

                                  AmerUs Bank
                   Income Statement Comparison to Prior Year
                                    June 98

                                                         SIX MONTHS ENDED
                                                             JUNE 30,
                                                     -----------------------

(UNAUDITED)                                             1998         1997
-----------                                          ----------   ----------
INTEREST AND DIVIDEND INCOME:
  Interest and fees on loans                         48,150,873   44,084,621
  Interest and fees on leases                           592,309    4,245,610
  Interest on mortgage-backed and
   other investment securities                        4,480,493    5,458,683
  Interest on interest-bearing deposits                 342,924      307,667
  Dividends on FHLB stock                               546,967      597,292
                                                     ----------   ----------
    Total Interest and Dividend Income               54,113,566   54,693,873
                                                     ----------   ----------
INTEREST EXPENSE:
  Deposits                                           24,860,965   22,483,868
  Advances from the FHLB                              8,065,961    7,352,514
  Notes payable and other debt                          284,576    1,742,107
                                                     ----------   ----------
    Total Interest Expense                           33,211,502   31,578,489
                                                     ----------   ----------
Net Interest Income                                  20,902,064   23,115,384

  Provision for Credit Losses                         4,595,000    4,675,000
                                                     ----------   ----------
Net Interest Income after
 Provision for Credit Losses                         16,307,064   18,440,384
                                                     ----------   ----------
NONINTEREST INCOME:
  Bank and leasing co. retail fee income              2,863,004    3,312,623
  Investment company fee income                       1,687,508    2,148,619
  Loan servicing fees, net                              826,217      149,913
  Gain (loss) on sale of: consumer loans              7,341,303    7,106,644
                          other                               -    (160,154)
  Other                                                 182,440    1,533,109
                                                     ----------   ----------
    Total Noninterest Income (Loss)                  12,900,472   14,090,754
                                                     ----------   ----------
NONINTEREST EXPENSE:
  Salaries and employee benefits                     10,153,493    8,908,494
  Occupancy, net                                      2,114,281    2,060,414
  Advertising                                           748,770      488,399
  Deposit insurance premiums                            295,501      263,358
  Depreciation                                        2,505,985    2,644,435
  Other real estate owned, net                          149,084      (11,443)
  Data processing                                     1,596,897    1,841,477
  Amortization                                          130,772      245,600
  Other                                               4,715,351    5,146,682
                                                     ----------   ----------
    Total Noninterest Expense                        22,410,134   21,587,416
                                                     ----------   ----------
Income Before Income Taxes                            6,797,402   10,943,722
Income Tax Expense (Benefit)                          2,649,300    4,117,000
                                                     ----------   ----------
Net Income (Loss)                                     4,148,102    6,826,722
                                                     ==========   ==========

                                  AmerUs Bank
                Consolidated Statement of Stockholder's Equity
                                   30-Jun-98
                                (in thousands)

                                                                             NET UNREALIZED
                                                                             GAIN (LOSS) ON
                                                               ADDITIONAL      SECURITIES
                                                    COMMON      PAID-IN        AVAILABLE       RETAINED
(UNAUDITED)                                         STOCK       CAPITAL        FOR SALE        EARNINGS       TOTAL
-----------                                       ----------  ------------  ----------------  ----------  ----------
Balance as of January 1, 1998                        3          44,929          (1,043)         57,227       101,116

Contribution of capital                              -               -               -               -             -
Dividends Paid                                       -               -               -               -             -
Net Income                                           -               -               -           4,148         4,148
Change in net unrealized gain (loss)
  on securities available for sale (net
  of deferred income taxes of -$126)                 -               -            (197)              -          (197)
                                                  ----------  ------------  ----------------  ----------  ----------
Balance as of June 30, 1998                          3          44,929          (1,240)         61,375       105,067
                                                  ==========  ============  ================  ==========  ==========